UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 9, 2007

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

13737 Noel Road
Dallas, Texas  75240
(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant

On January 3, 2007, Tenet Healthcare Corporation (the “Registrant”) informed KPMG LLP (“KPMG”) that KPMG would be dismissed as the Registrant’s principal accountants effective upon the completion of the audit of the Registrant’s consolidated financial statements as of and for the year ended December 31, 2006 and the issuance of KPMG’s reports thereon.  The decision to dismiss KPMG was approved by the Audit Committee of the Registrant’s Board of Directors.

On January 9, 2007, the Registrant engaged Deloitte & Touche LLP (“D&T”) as its new principal accountants for the year ending December 31, 2007.  The decision to engage D&T was approved by the Audit Committee of the Registrant’s Board of Directors.  The engagement of D&T will be submitted for ratification by the Registrant’s shareholders at the Registrant’s 2007 Annual Meeting of Shareholders, which will be held on or about May 10, 2007.

KPMG’s audit reports on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  KPMG’s report on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2005 and 2004 did contain separate paragraphs stating:  (1) “effective December 31, 2005, the Company changed its method of accounting for asset retirement obligations”; and (2) “the Company has restated its consolidated financial statements as of December 31, 2004 and 2003.”  Also, KPMG’s report on the Registrant’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003 did contain a separate paragraph stating “effective June 1, 2002, the Company changed its method of accounting for goodwill and other intangible assets.”  The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2005 and 2004, and in the subsequent interim period through January 9, 2007, there were (i) no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided KPMG with a copy of the disclosures it is making in this Current Report on Form 8-K (“Report”) prior to the time the Report was filed with the Securities and Exchange Commission (“SEC”).  The Registrant requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A copy of KPMG’s letter dated January 9, 2007 is attached as Exhibit 16.1 hereto.

In deciding to engage D&T, the Audit Committee reviewed auditor independence issues and existing commercial relationships with D&T and concluded that D&T has no commercial relationship with the Registrant that would impair its independence.  During the years ended December 31, 2006 and 2005, and in the subsequent interim period through January 9, 2007, neither the Registrant nor anyone acting on its behalf has consulted with D&T on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

16.1         Letter from KPMG LLP dated January 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Biggs C. Porter
Biggs C. Porter
Chief Financial Officer

Date:  January 9, 2007

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP dated January 9, 2007